Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio        Security Description: Corporate Bond

Issuer:           BANK OF AMERICA CORP                                Offering Type:           US Registered
      (US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

1/15/2014 1/15/2014 99.784 USD 99.784 USD > 3 Firm 0.875% $95,000 $2,000,000,000 $201,700,000 Merrill Lynch, Pierce, Fenner & Smith Incorporated Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”

N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***           For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale.  [    ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                     Security Description: Corporate Bond

Issuer:           FEDEX CORP                                                                                          Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

1/06/2014 1/06/2014 99.831 USD 99.831 USD > 3 Firm 0.875% $65,000 $750,000,000 $75,945,000 Morgan Stanley & Co. LLC Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           FEDEX CORP                                                                                         Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

1/06/2014 1/06/2014 99.860 USD 99.860 USD > 3 Firm 0.875% $65,000 $500,000,000 $47,750,000 Goldman, Sachs & Co. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                           Security Description: Corporate Bond

Issuer:           Comcast Corporation. (2024)                                                                                               Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

2/19/2014 2/19/2014 99.426 USD 99.426 USD > 3 Firm 0.450% $25,000 $1,200,000,000 $110,000,000 BNP Paribas Securities Corp. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                           Security Description: Corporate Bond

Issuer:           The Goldman Sachs Group Inc. (2024)                                                                                           Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

2/26/2014 2/26/2014 99.698 USD 99.698 USD > 3 Firm 0.450% $52,000 $3,000,000,000 $150,000,000 GOLDMAN SACHS & CO. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           AETNA INC (2044)                                                                                    Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/4/2014 3/4/2014 99.76 USD 99.76 USD > 3 Firm 0.875% $14,000 $375,000,000 $30,000,000 MERRILL LYNCH, PIERCE, FENNER & SMI Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           Burlington Northern Santa Fe LLC (2044)                                                                                          OfferingType:             US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/4/2014 3/4/2014 99.673 USD 99.673 USD > 3 Firm 0.450% $12,000 $500,000,000 $20,000,000 J.P. MORGAN SECURITIES LLC Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           CenterPoint Energy Houston Electric, LLC (2044)                                                                                     OfferingType:             US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/12/2014 3/12/2014 98.925 USD 98.925 USD > 3 Firm 0.875% $65,000 $600,000,000 $37,715,000 Deutsche Bank Securities Inc Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           MasterCard Incorporated  (2019)                                                                                    OfferingType:             US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/26/2014 3/26/2014 99.617 USD 99.617 USD > 3 Firm 0.370% $53,000 $500,000,000 $25,000,000 Citigroup Global Markets Inc. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Transamerica Partners Balanced Portfolio                                                                                         Security Description: Corporate Bond

Issuer:           MasterCard Incorporated  (2024)                                                                                    OfferingType:             US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/26/2014 3/26/2014 99.571 USD 99.571 USD > 3 Firm 0.525% $33,000 $1,000,000,000 $100,000,000 Citigroup Global Markets Inc. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

*
Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either:  (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010